UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Dec 5, 2008

CHEMOKINE THERAPEUTICS CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-51080	33-0921251
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1727 West Broadway, Suite 400 Vancouver, British Columbia	V6J 4S5
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 738-6644

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On December 5, 2008, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing that Deloitte & Touche Inc. (“Deloitte”) has been appointed as Trustee to act pursuant to the Company making a proposal to its creditors under Part III, Division I, of the Bankruptcy and Insolvency Act and under Chapter 11 of the US Bankruptcy Code in the district of Delaware. The Officers of the Company have been relieved of their duties and the Board of Directors has resigned following the appointment of Deloitte as Trustee under the proposal. . Mr. Walter Korz and Dr. Donald Wong will remain as consultants to assist Deloitte with the re-structuring process.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Chemokine Therapeutics Corp.,
a Delaware corporation

Date: December 5, 2008
By: /s/ Walter Korz
Walter Korz,
President & Chief Executive Officer